Exhibit 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RMS TITANIC, Inc. (the "Company") on Form 10-K for the period ending February 28, 2005 as filed with the Securities and Exchange Commission on June 17, 2005, (the "Report"), we, the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Arnie Geller
-------------------------
Arnie Geller
Chief Executive Officer
June 14, 2005


/s/ Gerald Couture
-------------------------
Gerald  Couture
Chief Financial Officer
June 14, 2005